UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

BTRS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38947	83-3780685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1009 Lenox Drive, Suite 101 Lawrenceville, New Jersey	08648
(Address of principal executive offices)	(Zip Code)

(609) 235-1010
(Registrant’s telephone number,
including area code)

 South Mountain Merger Corp.
767 Fifth Avenue, 9th Floor
New York, New York 10153
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class 1 Common Stock, $0.0001 par value per share	BTRS	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class 1 Common Stock at an exercise price of $11.50 per share	BTRSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends Item 9.01 of the Current Report on Form 8-K filed by BTRS Holdings Inc. (the “Company”) on January 14, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 (i) amends the financial statements provided under Item 9.01(a) in the Original Report to include the audited financial statements of BTRS Holdings Inc. (f/k/a Factor Systems, Inc. (d/b/a Billtrust)), a Delaware corporation (“Legacy Billtrust”) as of and for the year ended December 31, 2020, (ii) includes the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Billtrust for the year ended December 31, 2020, and (iii) includes the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Legacy Billtrust as of and for the year ended December 31, 2020 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Billtrust for the year ended December 31, 2020.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Exhibit Description
23.1	Consent of BDO USA, LLP independent registered public accounting firm of BTRS Holdings Inc. (f/k/a Factor Systems, Inc. (d/b/a Billtrust)).
99.1	Audited financial statements of BTRS Holdings Inc. (f/k/a Factor Systems, Inc. (d/b/a Billtrust)) as of and for the year ended December 31, 2020.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Factor Systems, Inc. (d/b/a Billtrust) for the year ended December 31, 2020.
99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2021

BTRS HOLDINGS INC.

By:	/s/ Mark Shifke
Mark Shifke
Chief Financial Officer